                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             DYCOM INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         (DYCOM INDUSTRIES, INC. LOGO)

                             DYCOM INDUSTRIES, INC.
                         FIRST UNION CENTER, SUITE 500
                               4440 PGA BOULEVARD
                       PALM BEACH GARDENS, FLORIDA 33410

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 20, 2001

TO OUR SHAREHOLDERS:

     The Annual Meeting of Shareholders (the "Annual Meeting") of Dycom Industries, Inc. (the "Company") will be held at 11:00 a.m. (EST), on Tuesday, November 20, 2001, at the DoubleTree Hotel, 4431 PGA Boulevard, Palm Beach Gardens, Florida. The Annual Meeting will be held for the following purposes:

          1. To elect four Directors;

          2. To vote upon a proposal to approve the Company's 2001 Directors Stock Option Plan; and

          3. To transact such other business as may properly come before the Annual Meeting or any adjournments of the Annual Meeting.

     The Board of Directors has fixed the close of business on Tuesday, October 9, 2001, as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting.

                                   IMPORTANT

     Please mark, date, sign and return the enclosed proxy card promptly so that your shares can be voted. If you attend the Annual Meeting you may withdraw your completed proxy and vote in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Marc R. Tiller
                                          --------------------------------------

                                          Marc R. Tiller
                                          Secretary

October 16, 2001

                             DYCOM INDUSTRIES, INC.
                         FIRST UNION CENTER, SUITE 500
                               4440 PGA BOULEVARD
                       PALM BEACH GARDENS, FLORIDA 33410

                         ------------------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                           TUESDAY, NOVEMBER 20, 2001
                         ------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Dycom Industries, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on Tuesday, November 20, 2001, at the DoubleTree Hotel, 4431 PGA Boulevard, Palm Beach Gardens, Florida, at 11:00 a.m. (EST), or at any adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying notice of Annual Meeting of Shareholders.

     Only shareholders of record at the close of business on October 9, 2001 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. On October 1, 2001, the Company had 42,925,293 shares of common stock, par value $0.33 1/3, issued and outstanding. Each share of common stock entitles the holder thereof to one vote.

     A proxy card that is properly marked, signed, dated and returned in time for the Annual Meeting will be voted in accordance with the instructions contained therein. If no instructions are indicated, each share of common stock represented by proxy will be voted for the election of the listed nominee directors and the approval of the Company's 2001 Directors Stock Option Plan.

     This Proxy Statement and the accompanying proxy card are being mailed to shareholders on or about October 16, 2001. Any shareholder giving a proxy has the power to revoke the proxy prior to its use. The proxy can be revoked by filing an instrument of revocation with the Secretary of the Company or by submitting a proxy bearing a later date than the proxy being revoked prior to the Annual Meeting. Additionally, shareholders who attend the Annual Meeting may revoke a previously granted proxy and vote in person.

     The presence in person or by proxy of the holders of a majority of the common stock will constitute a quorum. A quorum is necessary to transact business at the Annual Meeting. With the exception of the election of directors which requires a plurality of the votes cast, the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting is required to approve any other proposals. Shares of common stock represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

     A copy of the Company's Annual Report to Shareholders, including financial statements for the fiscal years ended July 28, 2001 and July 29, 2000, is enclosed with this Proxy Statement, but such documentation does not constitute a part of the proxy soliciting material.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Company's Articles of Incorporation provides that the Board of Directors shall be divided into three classes, with each class having a three year term and a number of Directors as equal as possible. Four director nominees have been nominated for election at the Annual Meeting. The nominees are Thomas
G. Baxter, Joseph M. Schell, Tony G. Werner and Kristina M. Johnson. Each nominee was selected by the Corporate Governance Committee and approved by the Board of Directors at its August 27, 2001 meeting for submission to the Company's shareholders. Thomas G. Baxter, Joseph M. Schell and Tony G. Werner are currently serving terms which expire at the Annual Meeting. Thomas G. Baxter and Joseph M. Schell have been nominated for a term expiring at the year 2004 Annual Meeting of the Shareholders. Tony G. Werner and Kristina M. Johnson have been nominated for a term expiring at the year 2002 Annual Meeting of the Shareholders. If any herein director nominees become unable to accept nomination or election, which is not anticipated, the persons acting under such proxies will vote for the election of such other person as the Board of Directors may recommend.

                                                                                                   TERM
                                                     PRINCIPAL OCCUPATION                         EXPIRES
                                                     FOR PAST FIVE YEARS                         AT ANNUAL
                                                     AND DIRECTORSHIPS IN             DIRECTOR    MEETING
NOMINEES FOR ELECTION               AGE                PUBLIC COMPANIES                SINCE        FOR
---------------------               ---              --------------------             --------   ---------
Thomas G. Baxter..................  54    President and Chief Executive Officer of      1999       2004
                                          Audible, Inc., a provider of spoken audio
                                          via the Internet, from February 2000 to
                                          August 2001
                                          Operating Partner of Evercore Partners, an
                                          investment company, from May 1998 to May
                                          2000
                                          President of Comcast Cable Communications,
                                          Inc. from November 1989 to March 1998
                                          Director, Audible, Inc. and Worldgate
                                          Communications

Joseph M. Schell..................  55    Chairman of Global Technology Investment      1999       2004
                                          Banking at Merrill Lynch since February
                                          2000
                                          Consultant to Banc of America Securities
                                          LLC (formerly Nationsbanc Montgomery
                                          Securities LLC) from March 1999 to January
                                          2000
                                          Senior Managing Director and Director of
                                          Investment Banking of Nationsbanc
                                          Montgomery Securities LLC from May 1985 to
                                          March 1999
                                          Director, Sanmina Corporation

Tony G. Werner....................  45    Executive Vice President Strategic            2000(1)    2002
                                          Technologies, Qwest Services Corporation
                                          since June 2001
                                          President and Chief Executive Officer of
                                          Aurora Networks from September 2000 to
                                          June 2001
                                          Chief Technology Officer of AT&T Broadband
                                          from July 1994 to September 2000

                                                                                                   TERM
                                                     PRINCIPAL OCCUPATION                         EXPIRES
                                                     FOR PAST FIVE YEARS                         AT ANNUAL
                                                     AND DIRECTORSHIPS IN             DIRECTOR    MEETING
NOMINEES FOR ELECTION               AGE                PUBLIC COMPANIES                SINCE        FOR
---------------------               ---              --------------------             --------   ---------
Kristina M. Johnson...............  44    Dean, School of Engineering and Professor,     N/A       2002
                                          Department of Electrical and Computer
                                          Engineering, Duke University since July
                                          1999
                                          Professor, Electrical and Computer
                                          Engineering Department, University of
                                          Colorado, Boulder from May 1994 to June
                                          1999
                                          Director, Mineral Technologies since May
                                          2000

---------------

(1) Tony G. Werner was elected by the Board of Directors on December 19, 2000 to fill a vacancy until this Annual Meeting or until his successor shall have been duly elected and shall have qualified.

                                                                                                   TERM
                                                     PRINCIPAL OCCUPATION                         EXPIRES
                                                     FOR PAST FIVE YEARS                         AT ANNUAL
DIRECTORS WHOSE TERMS                                AND DIRECTORSHIPS IN             DIRECTOR    MEETING
CONTINUE BEYOND THE MEETING         AGE                PUBLIC COMPANIES                SINCE        FOR
---------------------------         ---              --------------------             --------   ---------
Steven E. Nielsen.................  38    President and Chief Executive Officer of      1996       2003
                                          the Company since March 10, 1999;
                                          President and Chief Operating Officer from
                                          August 26, 1996 to March 10, 1999; and
                                          Vice President from February 26, 1996 to
                                          August 26, 1996

Ronald P. Younkin.................  59    President and Chief Executive Officer of      1975       2003
                                          Greenlawn Mobile Home Sales, Inc. since
                                          1981

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that shareholders vote "FOR" the election of Thomas G. Baxter, Joseph M. Schell, Tony G. Werner and Kristina M. Johnson as directors.

BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors held 12 meetings in the fiscal year ended July 28, 2001. Each incumbent director attended more than 75% of the aggregate of the meetings held by the Board of Directors and its respective committees on which he served.

     The Board of Directors has established five committees; an Audit Committee, a Compensation Committee, a Corporate Governance Committee, an Executive Committee and a Finance Committee.

     AUDIT COMMITTEE. The Audit Committee currently consists of Thomas G. Baxter, Joseph M. Schell and Ronald P. Younkin. The principal functions of the Audit Committee are to recommend to the Board of Directors the engagement of the Company's independent auditors; to determine the scope of services provided by the independent auditors; to review the methodologies used by the Company in its accounting and financial reporting practices; to review the results of the annual audit and the Company's annual financial statements; and to oversee the Company's internal control and internal auditing activities. The Audit Committee met four times during fiscal 2001.

     COMPENSATION COMMITTEE. The Compensation Committee currently consists of Thomas G. Baxter and Ronald P. Younkin. The principal functions of the Compensation Committee are to recommend to the Board of Directors the compensation of the Company's officers and employees; and to administer the Company's stock option plans. The Compensation Committee met five times during fiscal 2001.


     CORPORATE GOVERNANCE COMMITTEE. The Corporate Governance Committee currently consists of Joseph M. Schell and Tony G. Werner. The principal functions of the Corporate Governance Committee are to recommend to the Board of Directors the director nominees for election by the Company's shareholders, including those nominees that are recommended by shareholders in accordance with the procedures set forth in the Company's By-Laws; to recommend to the Board of Directors persons to fill vacancies on the Board; to recommend to the Board of Directors the appointment of officers of the Company; to recommend to the Board of Directors the appointment of its members to serve on the five committees of the Board; to periodically review the number and functions of the committees of the Board; to evaluate individual directors in depth on an annual basis; to evaluate the performance of the Chief Executive Officer on an annual basis and submit its evaluation to the Compensation Committee; to review the independence of outside directors on an annual basis; to review management succession and development plans on a regular basis; to recommend the process and oversee the assessment of the Board's evaluation of the Board's performance; and to counsel the Board on other corporate governance matters. The Corporate Governance Committee met four times during fiscal 2001.


     EXECUTIVE COMMITTEE. The Executive Committee currently consists of Steven Nielsen, Thomas G. Baxter and Ronald P. Younkin. The Executive Committee is empowered to act for the full Board of Directors during intervals between Board meetings, with the exception of certain matters that by law may not be delegated. The Executive Committee did not meet during fiscal 2001.


     FINANCE COMMITTEE. The Finance Committee currently consists of Joseph M. Schell and Tony G. Werner. The principal functions of the Finance Committee are to set policy for short-term investments; to review borrowing arrangements; and to recommend changes in the capital structure and operating budget of the Company. The Finance Committee did not meet during fiscal 2001.


DIRECTOR COMPENSATION

     Directors who are employees of the Company do not receive fees for service on the Board of Directors or any Board committee. All other directors receive an $18,000 annual fee for service; $1,500 for each regular or special meeting of the Board of Directors attended at the corporate office; $750 for each committee meeting attended in conjunction with a meeting of the Board of Directors; $750 for each telephonic meeting of the Board of Directors or a Board committee; $1,500 for special committee meetings held at the corporate office, and reimbursement of reasonable expenses incurred in connection with all such meetings. In addition, upon the initial election of directors who are not employees of the Company, each such director receives a non-qualified option to purchase 12,000 shares of common stock at an exercise price equal to the fair market value of the common stock on the date the option is granted. Each option is exercisable at a rate of 4,000 shares per year beginning on the first anniversary of the option's grant date.

                             AUDIT COMMITTEE REPORT

     The Audit Committee (the "Committee") operates in accordance with its written charter adopted by the Board of Directors. A copy of the Committee's charter is attached to this Proxy Statement as Exhibit A.

     On behalf of the Board of Directors, the Committee oversees the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the Company's consolidated financial statements for the fiscal year ended July 28, 2001 with management and the independent auditors. Management has the primary responsibility for preparing the Company's consolidated financial statements and the independent auditors have the responsibility for examining the statements. During fiscal year 2001, the Committee also discussed the interim financial information contained in each quarterly earnings announcement with management and the independent auditors prior to public release.

     The Committee discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed with both the independent and internal auditors their audit plans, audit scope, and the identification of audit risks. As part of the Committee's oversight responsibilities of the audit process, the Committee obtained a written statement from the Company's independent auditors as required by Independence Standards Board Standard No. 1 (Independence discussions with Audit Committees), and discussed with the independent auditors any relationships that may impact their objectivity and independence. The Committee also discussed with the independent auditors all matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Based on the aforementioned reviews and discussions, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended July 28, 2001 for filing with the Securities and Exchange Commission. The Committee also recommended to the Board of Directors the appointment of the independent auditors.

     The Committee has determined that the provision of the non-audit services described in "Financial Information Systems Design and Implementation Fees" and "All Other Fees" below is compatible with maintaining Deloitte & Touche LLP's independence.

                                          Ronald P. Younkin, Chair
                                          Thomas G. Baxter
                                          Joseph M. Schell

PRINCIPAL ACCOUNTING FIRM FEES

     AUDIT FEES. The aggregate fees billed by Deloitte & Touche LLP ("Deloitte") and their affiliates for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended July 28, 2001 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year were $501,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The aggregate fees billed by Deloitte for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended July 28, 2001 were $0.

     ALL OTHER FEES. The aggregate fees billed by Deloitte for services rendered to the Company, other than the services described above, were $339,000.

                                   PROPOSAL 2

                     APPROVAL OF THE DYCOM INDUSTRIES, INC.
                        2001 DIRECTORS STOCK OPTION PLAN

     At its August 27, 2001 meeting, the Board of Directors adopted the 2001 Directors Stock Option Plan (the "2001 Directors Plan"), subject to the approval thereof by the shareholders of the Company at the Annual Meeting. A copy of the 2001 Directors Plan is attached to this proxy statement as Exhibit B, and the description of the 2001 Directors Plan herein is qualified by reference to the text of the attached 2001 Directors Plan.

DESCRIPTION OF THE PLAN

     PURPOSES. The purposes of the 2001 Directors Plan are to attract, motivate and retain qualified non-employee directors and to encourage their ownership of Dycom Industries, Inc. Common Stock ("Common Stock"). The 2001 Directors Plan authorizes the issuance of options to purchase shares of Common Stock to such individuals ("Options").

     ELIGIBLE INDIVIDUALS. Non-employee directors are eligible to be granted an Option pursuant to the 2001 Directors Plan.

     SHARES AVAILABLE UNDER THE 2001 DIRECTORS PLAN. 240,000 shares of Common Stock will be authorized for issuance under the 2001 Directors Plan (the "Share Limit"). Shares issued pursuant to the 2001 Directors Plan may be authorized but unissued shares of Common Stock or reacquired shares of Common Stock held in the treasury of the Company, or any combination thereof.

     ADMINISTRATION. The 2001 Directors Plan will be administered by the Board or any executive officer or officers of the Company designated by the Board (the "Administrator"). The Administrator will have full and final authority to: (i) establish such rules and procedures as may be necessary or advisable to administer the 2001 Directors Plan; (ii) make factual interpretations in connection with the administration or interpretation of the 2001 Directors Plan; and (iii) adjust the number of shares of Common Stock subject to a future award of Options from time to time and at any time. The Administrator may not make any interpretation which changes or affects the selection of persons eligible under the 2001 Directors Plan, the number of shares covered by any grant of Options under the 2001 Directors Plan, or the terms and conditions thereof. Subject to certain limitations, the Administrator may from time-to-time delegate some or all of its authority to one or more employees of the Company.

     AWARD DOCUMENT. Each Option will be evidenced by an award document issued by the Company. In addition to the terms and conditions defined in the 2001 Directors Plan, such documents may contain such other terms and conditions, not inconsistent with the 2001 Directors Plan as the Board shall prescribe. Such additional terms may vary among award documents.

     TERMS AND CONDITIONS OF OPTIONS. Under the terms of the 2001 Directors Plan, the per share exercise price of an Option will be equal to 100% of the fair market value of the Common Stock on the date of grant. Non-employee directors will be eligible to receive the following awards: (i) each newly elected or appointed non-employee director will be granted an Option to purchase 6,000 shares of Common Stock as of the date of such election or appointment and
(ii) at each Annual Meeting each non-employee director who will remain on the Board following such Annual Meeting (except any such director who is newly elected or appointed and receives a grant described in the preceding clause (i)) will be granted an Option to purchase 2,000 shares of Common Stock (or a pro-rated fraction of 2,000 shares if the non-employee director has not served for the entire period since the immediately preceding Annual Meeting); provided, however, that at each Annual

Meeting at which a non-employee director is reelected to the Board for at least a three-year term (excluding a reelection that is within 12 months following a grant described in the preceding clause (i)), he or she will receive an Option to purchase 6,000 shares of Common Stock. The term of an Option will be ten years unless terminated earlier under the terms of the 2001 Directors Plan or an award document. Each Option granted to a non-employee director will vest in equal installments on each of the first four anniversaries of the date of grant, subject to earlier termination in certain circumstances outlined in the 2001 Directors Plan. At the discretion of the Board, the exercise price of an Option may be paid in cash or through a "cashless exercise" procedure.

     AMENDMENT OF THE 2001 DIRECTORS PLAN. The Board or the Administrator may amend, modify, suspend, or terminate the 2001 Directors Plan at any time, except that no such action will be taken without shareholder approval if in the circumstances shareholder approval is required by law or under the rules of the New York Stock Exchange or the stock exchange on which the shares are listed. No amendment or termination may adversely affect an optionee's rights with respect to previously granted Options without his or her consent.

     ADJUSTMENTS. In the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares, or any other significant corporate event affecting the Common Stock, the Board, in its discretion, may make (i) such proportionate adjustments as it considers appropriate (in the form determined by the Board in its sole discretion) to prevent diminution or enlargement of the rights of optionees under the 2001 Directors Plan with respect to the aggregate number of shares of Common Stock for which Options in respect thereof may be granted under the 2001 Directors Plan, the number of shares of Common Stock covered by each outstanding Option and the exercise prices in respect thereof and/or (ii) such other adjustments as it deems appropriate.

     TERMINATION OF THE 2001 DIRECTORS PLAN. Unless terminated earlier by the Board, the 2001 Directors Plan will remain in effect until November 20, 2011. No awards may be granted under the 2001 Directors Plan after November 20, 2011.

     TAX CONSIDERATIONS. The grant of an Option will not result in the recognition of taxable income by a non-employee director or in a deduction to the Company. Upon exercise of an Option, a non-employee director will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock purchased over the exercise price of the Option and a tax deduction is allowable to the Company equal to the amount of such income. Gain or loss upon a subsequent sale of any Common Stock received upon the exercise of an Option generally would be taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the Common Stock sold). Certain additional rules apply if the exercise price for an Option is paid in shares of Common Stock previously owned by the non-employee director.

     NEW PLAN BENEFITS. Options to be granted under the 2001 Directors Plan will be made based upon the occurrence of future events and the number of Options granted will depend on factors that are not currently known. It is not presently possible to determine the benefits or amounts that will be received by the non-employee director group in the future.

RECOMMENDATION

     THE BOARD HAS UNANIMOUSLY APPROVED THE 2001 DIRECTORS PLAN AND THE RESERVATION OF 240,000 SHARES OF COMMON STOCK FOR ISSUANCE UNDER THE 2001 DIRECTORS PLAN AND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE 2001 DIRECTORS PLAN AND THE RESERVATION OF SHARES FOR ISSUANCE THEREUNDER.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     As of August 31, 2001, the following table sets forth certain information regarding the beneficial ownership of common stock by each person known to the Company to be the beneficial owner (as determined under the rules of the Securities and Exchange Commission (the "SEC")) of more than five percent (5%) of such shares, each director, each Named Executive Officer, and by all such directors and executive officers of the Company.

                                                               SHARES BENEFICIALLY OWNED(1)
                                                              -------------------------------
           OFFICERS, DIRECTORS AND STOCKHOLDERS:                 NUMBER           PERCENT
           -------------------------------------              -------------    --------------
Perkins, Wolf, McDonnell & Company..........................    4,896,650         11.39%
  53 W. Jackson Boulevard, Suite 722
  Chicago, Illinois 60604
Pilgrim Baxter & Associates, Ltd............................    2,802,450          6.52%
  825 Duportail Road
  Wayne, Pennsylvania 19087
Delaware Management Holdings................................    2,482,860          5.78%
  2005 Market Street
  Philadelphia, Pennsylvania 19103
Thomas G. Baxter............................................       12,000              *
Kristina M. Johnson.........................................           --             --
Steven E. Nielsen...........................................      291,918              *
Joseph M. Schell............................................       42,000              *
Tony G. Werner..............................................           --             --
Ronald P. Younkin...........................................      208,957(2)           *
Robert J. Delark............................................       11,375              *
Richard L. Dunn.............................................       11,375              *
Dennis P. O'Brien...........................................           --             --
Marc R. Tiller..............................................        3,250              *

All directors and executive officers as a group of 10
  persons, including the above..............................      580,875           1.34%

---------------

  * Less than 1%.

(1) Shares of common stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person. Such shares are included for Messrs. Baxter -- 7,000, Nielsen -- 175,625,
    Schell -- 12,000, Delark -- 11,375, Dunn -- 11,375, Tiller -- 2,125 and all
    directors and executive officers as a group -- 219,500, all of which options are exercisable within 60 days of August 31, 2001.

(2) Excludes 27,852 shares owned by Ronald P. Younkin's wife and children, as to which Mr. Younkin disclaims beneficial ownership. Excludes 1,136,674 shares beneficially owned by Mary Irene Younkin as to which Mr. Younkin disclaims beneficial ownership. Mr. Younkin is the son of Mary Irene Younkin.

                 MANAGEMENT COMPENSATION OF EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

     The following table provides certain summary information concerning compensation paid or accrued by the Company for services rendered during each of the last three fiscal years by the Company's Chief Executive Officer and four executive officers whose compensation exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                 LONG TERM
                                                                                                COMPENSATION
                                                                                                   AWARDS
                                                                                                ------------
                                                                                    OTHER          STOCK
                                                  FISCAL                            ANNUAL        OPTIONS         ALL OTHER
NAME AND PRINCIPAL POSITION                        YEAR     SALARY    BONUS(1)   COMPENSATION   # OF SHARES    COMPENSATION(2)
---------------------------                       ------   --------   --------   ------------   ------------   ---------------
Steven E. Nielsen...............................   2001    $500,000   $500,000      $7,200         75,000          $4,910
President and Chief Executive Officer              2000    $416,000   $416,000      $7,338         45,000          $4,656
                                                   1999    $337,431   $337,431      $7,200        281,250          $6,714

Richard L. Dunn.................................   2001    $220,272   $ 80,000         -0-          8,000          $2,127
Senior Vice President and Chief Financial          2000    $108,327   $ 45,000         -0-         37,500          $  783
  Officer

Robert J. Delark................................   2001    $220,272   $ 50,000      $7,200          8,000          $2,127
Senior Vice President and Chief Administrative     2000    $109,154   $ 45,000      $3,655         37,500          $  783
  Officer

Marc R. Tiller..................................   2001    $115,394   $ 45,000         -0-          4,000          $2,044
General Counsel and Corporate Secretary            2000      91,827   $ 35,000         -0-          2,250           1,574

Dennis P. O'Brien(3)............................   2001    $ 98,077   $ 25,000         -0-          8,000          $  626
Vice President Corporate Development

---------------

(1) Bonus is earned in fiscal year 2001, but not distributed until October 2001.

(2) All other compensation for fiscal year 2001 consists of: (i) Company contributions to the Dycom retirement savings plan (Mr. Nielsen $3,289; Mr. Dunn $814; Mr. Delark $814; and Mr. Tiller $1,276); and (ii) Company paid premiums for group term life insurance and long-term disability (Mr. Nielsen $1,621; Mr. Dunn $1,313; Mr. Delark $1,313; Mr. O'Brien $626; and Mr. Tiller $768).

(3) Effective as of November 27, 2000, Mr. O'Brien was appointed the Company's Vice President Corporate Development. See "O'Brien Employment Agreement" on page 13.

                OPTION GRANTS IN FISCAL YEAR ENDED JULY 28, 2001

     The following table sets forth additional information concerning the options granted to the Named Executive Officers of the Company during fiscal year 2001 under the Company's 1998 Incentive Stock Option Plan.

                                                      INDIVIDUAL GRANTS
                                     ----------------------------------------------------   POTENTIAL REALIZABLE VALUE AT
                                                        % OF                                ASSUMED ANNUAL RATES OF STOCK
                                                       TOTAL                                    PRICE APPRECIATION FOR
                                        OPTIONS       OPTIONS      EXERCISE                          OPTION TERM
                                        GRANTED      GRANTED TO    PRICE(1)    EXPIRATION   ------------------------------
NAME                                 (# OF SHARES)   EMPLOYEES    ($/SHARE)       DATE           5%               10%
----                                 -------------   ----------   ----------   ----------   -------------    -------------
Steven E. Nielsen..................      75,000(2)      12.2%      $45.3125     8/28/2010    $2,137,259       $5,416,234
President and Chief Executive
Officer

Richard L. Dunn....................       8,000(2)       1.3%      $45.3125     8/28/2010    $  227,974       $  577,732
Senior Vice President and Chief
Financial Officer

Robert J. Delark...................       8,000(2)       1.3%      $45.3125     8/28/2010    $  227,974       $  577,732
Senior Vice President and Chief
Administrative Officer

Marc R. Tiller.....................       4,000(2)       0.6%      $45.3125     8/28/2010    $  113,987       $  288,866
General Counsel and Corporate
Secretary

Dennis P. O'Brien..................       8,000(2)       1.3%      $44.2500    11/27/2010    $  222,629       $  564,185
Vice President Corporate
  Development

---------------

(1) The exercise price is the closing price of Company's Common Stock as reported on the NYSE Composite Transactions Tape on the date of grant.

(2) Options under the 1998 Plan vest in 25 percent increments each year beginning on the first anniversary of the date of grant and have a term of ten years. Stock options reported here were granted on August 28, 2000 and November 27, 2000 (Mr. O'Brien -- 8,000). Messrs. Nielsen's, Delark's, Dunn's, and O'Brien's options will be fully vested and immediately exercisable upon a "change in control" of the Company.

              AGGREGATE STOCK OPTION EXERCISES IN LAST FISCAL YEAR
                            AND YEAR-END VALUE TABLE

     The following table sets forth additional information with respect to the Named Executive Officers of the Company concerning the exercise of options during fiscal year 2001 and unexercised options held as of the fiscal year ended July 28, 2001.

                                                                      NUMBER OF SECURITIES       VALUE OF UNEXERCISED IN-THE-
                                                                     UNDERLYING UNEXERCISED       MONEY OPTIONS AT JULY 28,
                                 SHARES ACQUIRED                    OPTIONS AT JULY 28, 2001              2001($)(1)
                                   ON EXERCISE         VALUE      ----------------------------   ----------------------------
             NAME                 (# OF SHARES)       REALIZED    EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
             ----               ------------------   ----------   -----------    -------------   -----------    -------------
Steven E. Nielsen.............        86,612         $3,837,503     111,563         305,625       $115,754       $1,033,563
President and Chief Executive
Officer

Richard L. Dunn...............           -0-                -0-       9,375          36,125            -0-              -0-
Senior Vice President and
Chief Financial Officer

Robert J. Delark..............           -0-                -0-       9,375          36,125            -0-              -0-
Senior Vice President and
Chief Administrative Officer

Marc R. Tiller................         1,125             19,990         -0-           6,813            -0-              -0-
General Counsel and Corporate
Secretary

Dennis P. O'Brien.............           -0-                -0-         -0-           8,000            -0-              -0-
Vice President Corporate
Development

---------------

(1) The closing market value of the Company's common stock on July 27, 2001, as reported on the NYSE Composite Transactions Tape, was $22.37.

                             EMPLOYMENT AGREEMENTS

NIELSEN EMPLOYMENT AGREEMENT

     Effective as of March 10, 1999, the Company entered into an amended and restated employment agreement with Steven E. Nielsen (the "Nielsen Employment Agreement"). Pursuant to the Nielsen Employment Agreement, Mr. Nielsen serves as President and Chief Executive Officer of the Company. The employment agreement between Mr. Nielsen and the Company provides for a term of employment that began on March 10, 1999 and continues until March 9, 2004. Under the terms of the employment agreement, Mr. Nielsen is provided with the following: (i) a minimum annual base salary of $364,000; (ii) an annual bonus as determined within the sole discretion of the Board of Directors; and (iii) eligibility to participate in all employee benefit plans or programs of the Company, including, without limitation, the Company's 1998 Incentive Stock Option Plan. Upon the Company's termination of Mr. Nielsen's employment without "cause" or upon Mr. Nielsen's resignation for "good reason," Mr. Nielsen will be entitled to a cash severance payment equal to three times the sum of his annual base salary then in effect, plus the highest bonus paid to him during the three fiscal years preceding such termination or resignation. This cash severance payment will be payable as soon as is administratively practical in substantially equal installments over the 12-month period following termination or resignation. In addition, Mr. Nielsen and his dependents will continue to participate in the Company's health and welfare plans during the 12-month period following his termination. If Mr. Nielsen resigns or terminates employment for cause, he will not be entitled to any severance pay. Mr. Nielsen has the right to resign for six months following a "change in control," which will entitle him to the aforementioned cash severance payment upon such resignation of employment. This cash severance payment, triggered upon a change in control, will be payable in a lump sum within five (5) days of the change in control. If the severance payment would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, the Company will pay Mr. Nielsen a gross-up payment such that the net amount of the severance payment retained by Mr. Nielsen after the deduction of any excise tax will be equal to the amount of such payment prior to the imposition of such excise tax. Mr. Nielsen is subject to noncompete and nondisclosure of proprietary information covenants, however, in the event of a change in control, the noncompete covenant will not be applicable.

DELARK EMPLOYMENT AGREEMENT

     Effective as of January 21, 2000, the Company entered into an employment agreement with Robert J. Delark (the "Delark Employment Agreement"). Pursuant to the Delark Employment Agreement, Mr. Delark serves as Senior Vice President and Chief Administrative Officer of the Company. The employment agreement between Mr. Delark and the Company provides for a term of employment that began on January 27, 2000 and continues until January 27, 2003. Under the terms of the employment agreement, Mr. Delark is provided with the following: (i) a minimum annual base salary of $215,000; (ii) an annual bonus equal to an amount between 20% and 50% of his base salary, if certain performance measures are met, as determined within the sole discretion of the Board of Directors; and (iii) eligibility to participate in all employee benefit plans or programs of the Company, including, without limitation, the Company's 1998 Incentive Stock Option Plan. Upon the Company's termination of Mr. Delark's employment without "cause" or upon Mr. Delark's resignation as a result of a substantial and material breach of any of the terms of the Delark Employment Agreement, Mr. Delark will be entitled to the payment of his annual salary then in effect for the greater of (i) the remainder of the term of employment or (ii) twelve (12) months. This severance payment will be payable at such intervals as the same would have been paid had Mr. Delark remained in the active service of the Company. In addition, the Company will provide Mr. Delark and his eligible dependents with group medical and life insurance benefits during the period he is receiving severance payments (provided that such benefits will cease earlier if he becomes eligible for similar coverage with a new employer). If Mr. Delark resigns or the Company terminates his employment for "cause," he will not be entitled to any severance pay. Furthermore, Mr. Delark is subject to noncompete and nondisclosure of proprietary information covenants.

DUNN EMPLOYMENT AGREEMENT

     Effective as of January 28, 2000, the Company entered into an employment agreement with Richard L. Dunn (the "Dunn Employment Agreement"). Pursuant to the Dunn Employment Agreement, Mr. Dunn serves as Senior Vice President and Chief Financial Officer of the Company. The employment agreement between Mr. Dunn and the Company provides for a term of employment that began on January 28, 2000 and continues until January 28, 2003. Under the terms of the employment agreement, Mr. Dunn is provided with the following: (i) a minimum annual base salary of $215,000; (ii) an annual bonus equal to an amount between 20% and 50% of his base salary, if certain performance measures are met, as determined within the sole discretion of the Board of Directors; and (iii) eligibility to participate in all employee benefit plans or programs of the Company, including, without limitation, the Company's 1998 Incentive Stock Option Plan. Upon the Company's termination of Mr. Dunn's employment without "cause," Mr. Dunn will be entitled to the payment of his annual base salary then in effect for a period of twelve (12) months. This severance payment will be payable at such intervals as the same would have been paid had Mr. Dunn remained in the active service of the Company. In addition, the Company will provide Mr. Dunn and his eligible dependents with group medical and life insurance benefits during the period he is receiving severance payments (provided that such benefits will cease earlier if he becomes eligible for similar coverage with a new employer). If Mr. Dunn resigns or the Company terminates his employment for "cause," he will not be entitled to severance pay. Furthermore, Mr. Dunn is subject to noncompete and nondisclosure of proprietary information covenants.

O'BRIEN EMPLOYMENT AGREEMENT

     Effective as of November 27, 2000, the Company entered into an employment agreement with Dennis P. O'Brien (the "O'Brien Employment Agreement"). Pursuant to the O'Brien Employment Agreement, Mr. O'Brien serves as Vice President Corporate Development of the Company. The employment agreement between Mr. O'Brien and the Company provides for a term of employment that began on November 27, 2000 and continues until November 27, 2002. Under the terms of the employment agreement, Mr. O'Brien is provided with the following: (i) a minimum annual base salary of $150,000; (ii) an annual bonus equal to an amount between 20% and 50% of his base salary, if certain performance measures are met, as determined within the sole discretion of the Board of Directors; and (iii) effective as of November 27, 2000, the Company granted Mr. O'Brien an option to acquire 8,000 shares of common stock of the Company pursuant to the Company's 1998 Incentive Stock Option Plan. All stock options granted to Mr. O'Brien will fully vest immediately upon a "change in control" of the Company. Mr. O'Brien is also eligible to participate in all employee benefit plans or programs of the Company. Upon the Company's termination of Mr. O'Brien's employment without "cause," Mr. O'Brien will be entitled to the payment of his annual base salary then in effect for a period of twelve (12) months. This severance payment will be payable at such intervals as the same would have been paid had Mr. O'Brien remained in the active service of the Company. In addition, the Company will provide Mr. O'Brien and his eligible dependents with group medical and life insurance benefits during the period he is receiving severance payments (provided that such benefits will cease earlier if he becomes eligible for similar coverage with a new employer). If Mr. O'Brien resigns or the Company terminates his employment for "cause," he will not be entitled to severance pay. Furthermore, Mr. O'Brien is subject to noncompete and nondisclosure of proprietary information covenants.

                        REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") of the Board of Directors administers the compensation of the Company's senior officers. The Committee is a standing Committee of the Board of Directors and is composed of outside directors within the meaning of Section 162(m) or the Internal Revenue Code of 1986, as amended. The Committee's recommendations are subject to approval by the full Board of Directors. The following report is submitted by the Committee regarding compensation paid during fiscal year 2001.

     The compensation program of the Company is designed to (1) allow the Company to attract, motivate and retain the highest quality executives, (2) align their financial interests with those of the Company's shareholders and (3) reward behaviors that enhance shareholder return. The program is intended to place a substantial amount of executive compensation "at risk" based on the performance of the Company, its subsidiaries and the executive.

     Each year the Committee establishes compensation guidelines for base salary, annual incentive bonus awards and stock options for each of the Company's officers. These guidelines reflect the competitive pay practices of other companies, job responsibility and the need to attract, retain and reward executive talent. After establishing the compensation guidelines, the Committee used its assessment of the Company and individual performance to set actual compensation relative to the guidelines.

EXECUTIVE OFFICER COMPENSATION GUIDELINES:

  Base Salary Adjustments

     Salaries for the Company's officers were established based on the individual's performance and general market conditions. Salary levels are intended to recognize the challenge of different positions taking into consideration the type of activity of the position, the responsibility associated with the job and the relative size of the operation.

  Annual Incentive Bonus Awards

     In addition to paying a base salary, the Company in recent years has provided for incentive compensation as a component of overall compensation. Incentive compensation as a component of overall compensation is tied to overall performance, usually with a heavy emphasis on the profitability of the Company. In fiscal year 2001, the maximum incentive compensation pool was established by formula based upon the Company's consolidated financial performance. The fiscal year 2001 key financial performance measures were total revenue and income before income taxes ("IBT"). Individual awards from the incentive compensation pool are recommended by senior management for consideration and approval by the Committee.

  Stock Options

     Incentive Stock Option grants reward executives only to the extent that the Company's share price increases for all shareholders. The exercise price per share is set at the fair market value per share on the date of grant. Subject to employment requirements, the options become fully exercisable over a period of four years after the date of grant. During fiscal year 2001, stock options in the total amount of 616,684 shares were granted under the Company's 1998 Incentive Stock Option Plan.

                                          Thomas G. Baxter, Chair
                                          Ronald P. Younkin

                            PERFORMANCE PRESENTATION

     Set forth below is a graph which compares the cumulative total returns for the Company's common stock against the cumulative total return (including reinvestment of dividends) of the Standard & Poors (S&P) 500 Composite Stock Index and respective peer group indices for the last five fiscal years, assuming an investment of $100 in the Company's common stock and each of the respective peer group indices noted on July 31, 1996. For the Company's common stock, a peer group consisting of MasTec, Inc. has been used. This graph is not intended to predict the Company's forecast of future financial performance.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
      AMONG DYCOM INDUSTRIES, INC., THE S & P 500 INDEX AND A PEER GROUP*

                                                 DYCOM INDUSTRIES, INC.             S & P 500                  PEER GROUP
                                                 ----------------------             ---------                  ----------
7/96                                                     100.00                      100.00                      100.00
7/97                                                     159.55                      152.14                      298.11
7/98                                                     308.99                      181.48                      176.68
7/99                                                     643.82                      218.14                      308.80
7/00                                                     864.56                      237.72                      422.15
7/01                                                     442.70                      203.66                      201.88

---------------

* $100 invested on 7/31/1996 in stock or index -- including reinvestment of dividends.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During fiscal year ended July 28, 2001, the brother-in-law of Thomas G. Baxter, a member of the Board of Directors, was employed by Communications Construction Group, Inc., a wholly owned subsidiary of the Company. Mr. Baxter's brother-in-law earned approximately $199,390 as a cable splicer.

                                 SECTION 16(a)

                   BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of the Company's common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Certain officers, directors and greater than ten percent (10%) stockholders are required by SEC regulation to furnish the Company with all Section 16(a) forms they file. Based on the Company's review of such reports, the Company believes that all such Section 16(a) filing requirements were satisfied during fiscal year 2001, except that Mr. Werner inadvertently failed to timely file a Form 3 and a Form 4 relating to one transaction and Mr. O'Brien inadvertently failed to timely file a Form 3.

                              INDEPENDENT AUDITORS

     The Board of Directors, upon the recommendation of its Audit Committee, has selected Deloitte & Touche LLP to serve as the Company's independent auditors for the next fiscal year. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting for the purposes of responding to shareholders' questions and making statements that they consider appropriate.

                            PROPOSALS FOR YEAR 2002
                         ANNUAL MEETING OF SHAREHOLDERS

     Proposals by shareholders intended to be presented at the Year 2002 Annual Meeting of Shareholders must be received by the Secretary of the Company no later than June 17, 2002 to be considered for inclusion in the Company's proxy materials for that meeting.

     In addition, shareholders who desire to propose an item of business for action at an annual meeting of shareholders (other than proposals submitted by inclusion in the Proxy Statement), including the election of a director, must follow certain procedures set forth in the Company's By-Laws. In general, notice must be received by the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of shareholders. The notice should contain a brief description of the proposal and the reason for conducting such business; the name and address of the shareholder proposing such business, as it appears in the Company's books; the class and number of shares of the Company that are beneficially owned by the shareholder; and any financial interest of the shareholder in such business. Shareholders should, however, consult the Company's By-Laws to ensure that the specific requirements of such notice are met. A copy of the Company's By-Laws may be obtained by any shareholder, without charge, upon written request to the Secretary of the Company at 4440 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida 33410.

                            EXPENSES OF SOLICITATION

     The Company will bear the cost of this solicitation of proxies. Proxies may be solicited by directors, officers and regular employees of the Company, without compensation, in person or by mail, telephone, facsimile transmission, telephone or electronic transmission. The Company will reimburse brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in forwarding proxy material to beneficial owners.

                                 OTHER MATTERS

     The Board of Directors knows of no matters to come before the Annual Meeting other than the matters referred to in this Proxy Statement. If, however, any matters properly come before the Annual Meeting, the persons named as proxies and acting thereon will have discretion to vote on those matters according to their judgment to the same extent as the person delivering the proxy would be entitled to vote.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Marc R. Tiller
                                          --------------------------------------

                                          Marc R. Tiller
                                          Secretary

October 16, 2001

                                                                       EXHIBIT A

                             DYCOM INDUSTRIES, INC.

                            AUDIT COMMITTEE CHARTER

     The Board of Directors of Dycom Industries, Inc. (the "Company") has adopted and approved a Charter for its Audit Committee (the "Committee"), which is hereby set forth below:

ROLE AND INDEPENDENCE

     The Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company and other such duties as directed by the Board of Directors. The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board of Directors, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the New York Stock Exchange. The Committee is expected to maintain free and open communication with the independent accountants, the internal auditors and the management of the Company, including private executive sessions with each of them at least annually. In discharging this oversight role, the Committee shall have unrestricted access to the Company's books and records and the authority to retain outside counsel, accountants or other consultants at the Committee's sole discretion.

     The Board of Directors shall appoint one member of the Committee as a chairperson. The chairperson shall be responsible for the leadership of the Committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the Board of Directors. The chairperson will also maintain regular liaison with the Chief Executive Officer, Chief Financial Officer, the lead independent audit partner and the Director of Internal Audit.

MEETINGS

     The Committee shall meet at least four (4) times a year, or more frequently as the Committee considers necessary. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any such meeting. The Committee shall keep regular minutes of its proceedings and report the same to the Board of Directors.

RESPONSIBILITIES

     The Committee's primary responsibilities include:

          Recommending to the Board of Directors annually, the independent auditors to be selected or retained to audit the financial statements of the Company. In so doing, the Committee will request from the auditors a written affirmation that the auditors are in fact independent, discuss with the auditors any relationships that may impact the auditors' independence, and recommend to the Board of Directors any actions necessary to oversee the auditors' independence.

          Overseeing the independent auditor relationship by discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board of Directors) to report on any and all appropriate matters.

          Providing guidance and oversight to the internal audit activities of the Company, including reviewing the organization, plans and results of such activity.

          Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments, whether or not recorded, and such other inquiries as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board of Directors as to the inclusion of the Company's audited financial statements in the Company's annual report on Form 10-K.

          Reviewing with management and the independent auditors the quarterly financial information prior to the release of earnings and the Company's filing of Form 10-Q. This review may be performed telephonically by the Committee or its chairperson.

          Discussing with management, the internal auditors, and the external auditors, the quality and adequacy of the Company's internal controls.

          Discussing with management the status of pending litigation, taxation matters and other areas of oversight as may be appropriate.

          Reporting Committee activities to the Board of Directors and issuing annually a report for inclusion in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

                                                                       EXHIBIT B

                             DYCOM INDUSTRIES, INC.

                        2001 DIRECTORS STOCK OPTION PLAN

1. DEFINITIONS AND RULES OF CONSTRUCTION

     (a) Definitions. For purposes of this Plan, the following capitalized words shall have the meanings set forth below:

          "Administrator" means the Board or any executive officer or officers of the Company designated by the Board.

          "Annual Meeting" means an annual meeting of the Company's stockholders.

          "Award Document" means an agreement, certificate or other type or form of document or documentation approved by the Board which sets forth the terms and conditions of an Option. An Award Document may be in written, electronic or other media, may be limited to a notation on the books and records of the Company and, unless the Board requires otherwise, need not be signed by a representative of the Company or a Participant.

          "Beneficiary" means the person designated in writing by the Participant to exercise or to receive an Option in the event of the Participant's death or, if no such person has been designated in writing by the Participant prior to the date of death, the Participant's estate. No Beneficiary designation under the Plan shall be effective unless it is in writing and is received by the Company prior to the date of death of the applicable Participant.

          "Board" means the Board of Directors of Dycom Industries, Inc., including any directors who may be Participants.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          "Common Stock" means the common stock of the Company, par value $0.33 1/3 per share, or such other class of share or other securities as may be applicable under Section 9(b).

          "Company" means Dycom Industries, Inc., a Florida corporation, or any successor to substantially all of its business that adopts the Plan.

          "Date of Grant" means the date on which a Non-Employee Director is granted an Option pursuant to this Plan.

          "Effective Date" means November 20, 2001.

          "Exchange Act" means the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder.

          "Fair Market Value" means, with respect to a share of Common Stock, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Board. In the absence of any alternative valuation methodology approved by the Board, the Fair Market Value of a share of Common Stock shall be the closing price of a share of Common

     Stock as reported on the composite tape for securities listed on the New York Stock Exchange, or such other national securities exchange as may be designated by the Board, or, in the event that the Common Stock is not listed for trading on a national securities exchange but is quoted on an automated system, on such automated system, in any such case on the valuation date (or, if there were no sales on the valuation date, the closing price of a share of Common Stock as reported on said composite tape or automated system for the most recent day during which a sale occurred).

          "Non-Employee Director" means a director of the Company who is not an officer or employee of the Company or any Subsidiary.

          "Option" means an option to purchase Common Stock granted by the Company pursuant to the terms of this Plan, which Option shall not be intended to qualify, and shall not be treated, as an "incentive stock option" within the meaning of Section 422 of the Code.

          "Participant" means a Non-Employee Director who has been granted an Option under this Plan.

          "Plan" means this Dycom Industries, Inc. 2001 Directors Stock Option Plan as described herein and as the same may be amended or otherwise modified from time to time.

          "Subsidiary" means (i) a domestic or foreign corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation's board of directors or analogous governing body, or (ii) any other domestic or foreign corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Board designates as a Subsidiary for purposes of this Plan.

     (b) Rules of Construction. The masculine pronoun shall be deemed to include the feminine pronoun and the singular form of a word shall be deemed to include the plural form, unless the context requires otherwise. Unless the text indicates otherwise, references to sections are to sections of the Plan.

2. PURPOSE OF THE PLAN

     The Plan is intended to encourage ownership of Common Stock by Non-Employee Directors of the Company, upon whose judgment and interest the Company is dependent for its successful operation and growth, in order to increase their proprietary interest in the Company's success and to encourage them to serve as directors of the Company.

     The Plan is intended to comply with the terms and provisions of Rule 16b-3 promulgated under the Exchange Act. Any provision of the Plan or any Award Document inconsistent with the terms of such Rule in effect shall be inoperative and shall not affect the validity of the Plan, such Award Document or any other provision thereof.

3. ADMINISTRATION

     (a) Authority. Subject to the provisions of Section 16 of the Plan, the Administrator shall have authority to interpret the provisions of the Plan, to establish such rules and procedures as may be necessary or advisable to administer the Plan and to make all determinations necessary or advisable for the administration of the Plan, including, without limitation, factual determinations; provided, however, that no such interpretation or determination shall change or affect the selection of persons eligible to receive grants under the Plan, the number of shares covered by any grant of Options under the Plan or the terms and conditions thereof. The

Administrator shall also have authority to adjust the number of shares of common stock subject to a future award of Options from time to time and at any time. The interpretation and construction by the Administrator of any provision of the Plan or of any Award Document shall be final and conclusive on all parties.

     (b) Delegation. The Administrator may designate one or more employees of the Company to carry out the Administrator's responsibilities under such conditions as it may set.

4. ELIGIBILITY

     Options shall be granted pursuant to the provisions hereof to persons who are Non-Employee Directors.

5. SUBJECT TO THE PROVISIONS OF THE PLAN

     (a) Plan Limit. Subject to Section 9, the Company is authorized to issue up to 240,000 shares of Common Stock under the Plan (the "Plan Limit"). Such shares may be authorized but unissued shares of Common Stock or reacquired shares of Common Stock held in the treasury of the Company.

     (b) Rules Applicable to Determining Shares Available for Issuance. For purposes of determining the number of shares of Common Stock that remain available for issuance, if any outstanding Option expires for any reason or is terminated prior to the expiration date of the Plan as set forth in Section 14, the shares of Common Stock allocable to any unexercised portion of such Option may again be subject to an Option. In addition, the number of shares of Common Stock tendered to pay the exercise price of an Option or to satisfy a Participant's tax withholding obligations, if any, shall be added back to the Plan Limit and again be available for the grant of Options.

6. TERMS AND CONDITIONS OF OPTIONS

     (a) General. The terms and conditions of each Option grant shall be set forth in an Award Document for such Option grant, which shall contain terms and conditions not inconsistent with the Plan. Except in connection with a transaction or event described in Section 9(b), nothing in the Plan shall be construed as permitting the Company to reduce the exercise price of Options previously granted under this Plan or options previously granted under any other plan of the Company with respect to a Non-Employee Director without Board approval.

     (b) Initial Award. Subject to Section 5(a), each Non-Employee Director who is initially elected or appointed to the Board after the Effective Date (including a reelection or appointment immediately following a period during which a director did not serve on the Board), shall receive, as of the date of such initial election of appointment, an Option to purchase 6,000 shares of Common Stock. Such Option shall have a per share exercise price equal to the Fair Market Value of the Common Stock on the Date of Grant and shall be subject to the vesting schedule provided for in Section 7(a) and such other terms and conditions provided for herein. The grant of an Option shall impose no obligation on a Participant to exercise such Option.

     (c) Annual Awards. Subject to Section 5(a), at each Annual Meeting other than the Annual Meeting coincident with a Non-Employee Director's initial election or appointment to the Board (including a reelection or appointment immediately following a period during which a director did not serve on the Board), each Non-Employee Director who will remain on the Board following the date of such Annual Meeting shall receive, as of such date, an annual award consisting of an Option to purchase 2,000 shares of Common Stock (or such lesser number determined by multiplying 2,000 by a fraction, the numerator of which is the number of full or partial months since the immediately preceding Annual Meeting during which such individual served on the Board in the capacity of a Non-Employee Director, and the denominator of which is the number of full or partial months since the immediately preceding Annual Meeting); provided, however, that at each Annual Meeting at which a Non-Employee Director is reelected to the Board for at least a three-year term (excluding a reelection that is within 12 months following an initial award pursuant to Section 5(b)), such Non-Employee Director shall receive an annual award under this Section 6(c) consisting of an Option to purchase 6,000 shares of Common Stock. Such Option shall have a per share exercise price equal to the Fair Market Value of the Common Stock on the Date of Grant and shall be subject to the vesting schedule provided for in Section 7(a) and such other terms and conditions provided for herein. The grant of an Option shall impose no obligation on a Participant to exercise such Option.

     (d) Manner, Time and Medium of Payment. An Option shall be exercised in the manner set forth in the Award Document relating thereto and payment in full of the exercise price for all shares of Common Stock shall be made at the time of exercise. The exercise price for each Option shall be in United States dollars in the form of cash, certified bank check or bank draft. In addition, in accordance with rules and procedures as may be established by the Board in its sole discretion, the Option may also be exercised through a "cashless exercise" procedure involving a broker or dealer approved by the Board, that affords Participants the opportunity to sell immediately some or all of the shares of Common Stock underlying the exercised portion of the Option in order to generate sufficient cash to pay the Option Price and/or to satisfy withholding tax obligations (if any) related to the Option.

     (e) Term. Unless terminated earlier pursuant to this Plan or an Award Document, an Option shall be effective for ten years following the Date of Grant of such Option.

     (f) Assignability. No Option shall be assignable or transferable except by will or by the laws of descent and distribution and no Option may be exercised other than by a Participant or, after the death of a Participant, by that Participant's Beneficiary, personal representative, heirs or legatees.

     (g) Rights of a Stockholder. A Participant shall have no rights as a stockholder with respect to shares of Common Stock covered by an Option until the date the Participant or his nominee becomes the holder of record of such shares. No adjustment will be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 9(b).

     (h) Limitation on Exercise. An Option may not be exercised, and no shares of Common Stock may be issued in connection with an Option, unless the issuance of such shares has been registered under the Securities Act of 1933, as amended, and qualified under applicable state "blue sky" laws, or the Company has determined that an exemption from registration and from qualification under such state "blue sky" laws is available. Notwithstanding any provision of the Plan or any Award Document to the contrary, no Option may be granted or exercised at any time when such Option or the granting or exercise thereof or payment therefore may result in the violation of any law or governmental order or regulation.

7. VESTING AND TERMINATION OF SERVICE

     (a) Vesting. Subject to Section 11 hereof, each Option granted to a Participant shall vest and become exercisable in equal installments on each of the first four successive anniversaries of the Date of Grant. Once exercisable, an Option may be exercised at any time prior to its expiration, cancellation or termination as provided in the Plan.

     (b) Termination of Status as a Director.

          (i) Disability. In the event that a Participant ceases to be a director by reason of such Participant's disability within the meaning of
     Section 22(e)(3) of the Code, any outstanding Option held by such Participant that is vested and exercisable as of the date of such termination of services shall remain exercisable for a period of ninety-days following the termination, at the end of which time such Option shall terminate (unless the Option expires earlier by its terms) without any payment. Any outstanding Option that is not vested and exercisable at the date of such Participant's termination of services shall be terminated without any payment.

          (ii) Death. In the event that a Participant ceases to be a director by reason of death, any outstanding Option held by such Participant that is vested and exercisable on the date of his death shall remain exercisable for a period of ninety-days following such termination, at the end of which time such Option shall terminate (unless the Option expires earlier by its terms) without any payment. Any outstanding Option that is not vested and exercisable at the date of such Participant's termination of services shall be terminated without any payment.

          (iii) Termination of Services for Reasons Other than Death or Disability. In the event that a Participant ceases to be a director for any reason other than death or disability (as described in subparagraph (i) above), any outstanding Option held by such Participant, whether or not vested or exercisable, that has not been exercised as of the date of such termination of services shall be terminated without any payment.

     (c) Subject to Exchange Rules. Any and all grants of Options shall be subject to all applicable rules and regulations of any exchange on which the Common Stock may then be listed.

8. TAX WITHHOLDING

     The Company or a Subsidiary, as appropriate, may require any individual entitled to the issuance of shares of Common Stock pursuant to the exercise of an Option to remit to the Company, prior to such payment, an amount sufficient to satisfy any federal, state or local tax withholding requirements. If the Company or a Subsidiary shall be required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of the issuance of shares of Common Stock pursuant to the exercise of an Option, the Company or a Subsidiary shall be entitled to deduct and to withhold such amount from any cash payments to be made to the Participant. The Administrator may establish such rules and procedures, including, without limitation, any rules or procedures necessary to comply with Rule 16b-3, as it may deem necessary or advisable in connection with the withholding of taxes relating to the exercise of any Option.

9. NO RESTRICTION ON RIGHT OF COMPANY TO EFFECT CORPORATE CHANGES

     (a) Authority of the Company and Stockholders. The existence of the Plan, the Award Documents and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (b) Change in Capitalization. Notwithstanding any provision of the Plan or any Award Document, the number and kind of shares authorized for issuance under
Section 5(a) may be equitably adjusted in the sole discretion of the Administrator in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value or other similar corporate event affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number of outstanding Options and the number and kind of shares subject to any outstanding Option and the purchase price per share, if any, under any outstanding Option may be equitably adjusted (including by payment of cash to a Participant) in the sole discretion of the Administrator in order to preserve the benefits or potential benefits intended to be made available to Participants granted Options. Such adjustments shall be made by the Administrator, in its sole discretion, whose determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless otherwise determined by the Administrator, such adjusted Options shall be subject to the same vesting schedule and restrictions to which the underlying Option is subject.

10. APPLICATION OF FUNDS

     The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

11. EXCHANGE ACT

     Notwithstanding anything contained in the Plan or any agreement under the Plan to the contrary, if the consummation of any transaction under the Plan, or the taking of any action by the Committee in connection with a change of control of the Company, would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Administrator shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction or the effectiveness of such action to the extent necessary to avoid such liability, but in no event for a period longer than 180 days.

12. NO RIGHT TO CONTINUE AS A DIRECTOR

     Nothing in the Plan or in any Option granted under the Plan shall confer (or be deemed to confer) any right in any Participant to continue as a director of the Company or any Subsidiary or shall interfere in any way with the right of the Board or the stockholders of the Company, or the board of directors or stockholders (including the Company) of any Subsidiary, to terminate such status at any time, with or without cause and with or without notice, except as otherwise provided by the certificate of incorporation or by-laws of the Company or such Subsidiary or applicable law.

13. OPTIONS TO INDIVIDUALS SUBJECT TO NON-U.S. JURISDICTIONS

     To the extent that Options under the Plan are awarded to individuals who are domiciled or resident outside of the United States or to persons who are domiciled or resident in the United States but who are subject to the tax laws of a jurisdiction outside of the United States, the Administrator may, in its sole discretion, adjust the terms of the Options granted hereunder to such person (i) to comply with the laws of such jurisdiction and (ii) to permit the grant of the Option not to be a taxable event to the Participant. The authority granted under the previous sentence shall include the discretion for the Administrator to adopt, on behalf of the Company, one or more sub-plans applicable to separate classes of Participants who are subject to the laws of jurisdictions outside of the United States.

14. TERM OF THE PLAN

     Unless earlier terminated pursuant to Section 16, the Plan shall terminate on the tenth anniversary of the Effective Date, except with respect to Options then outstanding.

15. EFFECTIVE DATE

     The Plan shall become effective on the Effective Date, subject to its approval by the stockholders of the Company.

16. AMENDMENT AND TERMINATION

     The Plan may be terminated and may be modified or amended by the Board at any time and from time-to-time; provided, however, that (i) no modification or amendment shall be effective without stockholder approval if such approval is required by law or under the rules of New York Stock Exchange or the stock exchange on which the shares are listed, and (ii) no such termination, modification, or amendment of the Plan shall adversely alter or affect the terms of any then outstanding Options previously granted hereunder without the consent of the holder thereof.

17. GOVERNING LAW

     The Plan and all agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the state of Florida and without giving effect to principles of conflicts of laws.

                            * FOLD AND DETACH HERE *
--------------------------------------------------------------------------------

                              DYCOM INDUSTRIES,INC.
                          First Union Center,Suite 500
            4440 PGA Boulevard,Palm Beach Gardens,Florida 33410-6542
                               PROXY FOR THE 2001
                ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 20, 2001

        This Proxy is solicited on behalf of the Board of Directors of Dycom Industries,Inc. (the "Company"). The undersigned hereby appoints Steven Nielsen and Marc Tiller, and each of them, proxies and attorneys-in-fact, with the power of substitution (the action of both of them or their substitutes present and acting or if only one be present and acting,then the action of such one to be in any event controlling) to vote all shares of common stock held of record by the undersigned on October 9,2001 at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of the Company scheduled to be held on November 20, 2001, and at any adjournments thereof.

        The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned,such shares will be voted "FOR" the nominees named hereon and "FOR" the approval of the Company's 2001 Directors Stock Option Plan. The shares will be voted at the discretion of the proxies and attorneys-in-fact on the transaction of such other business as may properly come before the Annual Meeting and any adjournment thereof.

1. The election of four nominees for director as set forth in the Proxy Statement accompanying the Notice of Annual Meeting of Shareholders and listed below. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED BELOW.

           [ ] FOR THE NOMINEES LISTED BELOW          [ ] WITHHOLD AUTHORITY

        Thomas G. Baxter   Joseph M. Schell  Tony G. Werner  Kristina M. Johnson

        To withhold authority to vote for any individual nominee,list the name:

--------------------------------------------------------------------------------
                           (continued on reverse side)

                            * FOLD AND DETACH HERE *
--------------------------------------------------------------------------------


2. The approval of the Company's 2001 Directors Stock Option Plan. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE COMPANY'S 2001 DIRECTORS STOCK OPTION PLAN.

             [ ] FOR               [ ] AGAINST              [ ] ABSTAIN

3. To vote at the discretion of the proxies and attorneys-in-fact on the transaction of such other business as may properly come before the Annual Meeting and any adjournments thereof.

                                    Dated:                                , 2001
                                           -------------------------------

                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Signature (if held jointly)

                                    Please date and sign as your name appears hereon, and return in the enclosed envelope. If acting as attorney, executor, administrator, trustee, or guardian, you should so indicate when signing. If the signer is a corporation, please sign the full corporate name by a duly authorized officer. If the shares are held jointly, each shareholder named is required to sign.

                         PLEASE VOTE, SIGN, AND RETURN.